Exhibit 10.6

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES AS PERMITTED BY LAW AND THE SECURITIES PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ISSUED.

COMMON STOCK PURCHASE WARRANT	NO. 2

To Purchase Shares of Common Stock of

ZONE MINING LIMITED

This COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, TRIDENT GROWTH FUND, L.P., a Delaware limited partnership having an address at 700 Gemini, Houston, TX 77058 (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof, October 20, 2006 (the “Initial Exercise Date”), and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the “Termination Date”), to subscribe for and purchase from ZONE MINING LIMITED, a Nevada corporation (the “Company”), one hundred thousand (100,000) shares of common stock, par value $.00001 per share of the Company (the “Common Stock”), subject to adjustment herein (the “Warrant Shares”) as provided below.

The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b), as adjusted.

Section 1.	Exercise.

a)  Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date (each, an “Exercise Date”) by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within five Business Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.

b)  Exercise Price. The Exercise Price (so called herein) of each share of Common Stock under this Warrant shall be equal to the lesser of:

(i)
100% of the average price per share of the Common Stock and Common Stock Equivalents sold to any Person in the Qualifying Transaction to be consummated following the Initial Exercise Date (determined by dividing the total number of shares of Common Stock issued plus shares issuable under Common Stock Equivalents in such Qualifying Transaction, by the aggregate consideration received by the Company plus all consideration to be received upon exercise or conversion of all Common Stock Equivalents issued in such Qualifying Transaction); or

(ii)	$1.25 per share.

The term “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. The term “Qualifying Transaction” shall mean an equity financing wherein the Company receives gross proceeds equal to at least $1,000,000 from the sale of Common Stock or Common Stock Equivalents.

c)  Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)   =    the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose or, if the Common Stock is not traded, then such price as is reasonably determined by the Company’s Board of Directors (the “Market Value”);

(B)    =    the Exercise Price of this Warrant, as adjusted; and

(X)   =    the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(c).

d)  Exercise Limitations. The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% (or as applicable, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing determination, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon such exercise of this Warrant less the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant and (B) exercise or conversion of the unexercised or unconverted portion of any other Securities (including, without limitation, any other Debentures or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder.  Except as set forth in the preceding sentence, for purposes of this Section 1(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 1(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder. For purposes of this Section 1(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the most recent annual or quarterly report of Form 10-KSB or 10-QSB filed with the Securities and Exchange Commission (the “Commission”); or (y) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within five Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  The provisions of this Section 1(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 1(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

e)  Mechanics of Exercise.

i.  Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than taxes in respect of any transfer occurring contemporaneously with such issuance). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

ii.  Delivery of Certificates Upon Exercise. To the extent permitted by applicable federal securities laws, certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system and if the certificates may be issued without a restrictive legend in accordance with applicable federal securities laws, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within five (5) Business Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 1(d)(vii) prior to the issuance of such shares, have been paid.

iii.  Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.  Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 1(d)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v.  Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company or the Company’s transfer agent fails to cause delivery to the Holder of a certificate or certificates representing the Warrant Shares or if the Company or its transfer agent fails to deliver such certificates without the restrictive legend (if applicable) on or before the Warrant Share Delivery Date, the Company shall pay to Holder, in cash, as partial liquidated damages and not as a penalty, the greater of (i) $500 for each Business Day after the Warrant Share Delivery Date until such certificate is delivered with an appropriate legend or without a restrictive legend, as the case may be; and (ii) the difference in the Market Value of the Warrant Shares on the Warrant Share Delivery Date and the date such shares are actually received by the Holder. Nothing herein shall limit Holder’s right to pursue all equitable remedies for the Company’s failure to deliver certificates representing any Securities as required herein, including, without limitation, a decree of specific performance and/or injunctive relief.

vi.  No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall round such fractional share up to the next whole number.

vii.  Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii.  Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 2.	Certain Adjustments.

a)  Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)  Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the closing bid price of the Common Stock on the then principal trading market determined as of the record date mentioned above (if the closing bid price of the Common Stock on the then principal trading market shall then be determinable and otherwise the fair market value per share as determined by the Board of Directors in good faith, and of which the numerator shall be such closing bid price of the Common Stock on the then principal trading market on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

c)  Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (“Fundamental Transaction”), then, upon any subsequent conversion of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined by the difference between the applicable Exercise Price and the amount of cash paid per share to the shareholders of the Company (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 2(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

d)  Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 2, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e)  Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

f)  Intentionally Omitted.

g)  Notice to Holders.

i.  Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 2, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.  Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

Section 3.	Transfer of Warrant.

a)  Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(d) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)  New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c)  Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)  Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Section 4.	Covenants. [Intentionally deleted].

Section 5.	Registration Rights.

(a)	Piggyback Registrations.

A.    At any time after the Closing Date, if the Company proposes to register any Common Stock for sale solely for cash, either for its own account or for the account of a stockholder or stockholders (a “Company Registration”), then the Company shall give the Holder written notice of its intention to do so and of the intended method of sale (the “Registration Notice”) not fewer than 30 days prior to the anticipated filing date of the Registration Statement effecting such Company Registration. The Holder may request inclusion of any Warrant Shares in such Company Registration by delivering to the Company, within 20 days after receipt of the Registration Notice, a written notice (the “Piggyback Notice”) stating the number of shares of Warrant Shares proposed to be included and that such shares are to be included in any underwriting only on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such Company Registration. The Company shall use its best efforts to cause all Warrant Shares specified in the Piggyback Notice to be included in the Company Registration and any related offering, all to the extent requisite to permit the sale by the Holder of such Warrant Shares in accordance with the method of sale applicable to the other shares of Common Stock included in the Company Registration. If the Company fails to file the Warrant Shares in such Registration Statement, then, at the option of the Holder, for each full day that the Warrant Shares are not fully registered, Company shall pay the Holder, as partial liquidated damages and not as a penalty, the sum of $1,000 per day until the shares are registered (not to exceed $150,000 under any circumstances).

B.    The Company’s obligation to include Warrant Shares in a Company Registration pursuant to this Section 5(a) shall be subject to the following limitations:

 (i)    The Company shall not be obligated to include any Warrant Shares in a registration statement (I) filed on Form S-4 or Form S-8 or such other similar successor forms then in effect under the Securities Act, (II) pursuant to which the Company is offering to exchange its own securities, or (III) relating to dividend reinvestment plans.

 (ii)    If the managing underwriter(s), if any, of an offering related to the Company Registration determines in its reasonable judgment that marketing factors require a limitation of the number of shares of Common Stock that can be included in such offering, the managing underwriter(s) may exclude the appropriate number of shares of Common Stock held by the stockholders of the Company, including Holder, from such registration. If the managing underwriter(s) determine(s) to exclude from such offering any Warrant Shares that the Holder desires to include or any shares of Common Stock that other Company stockholders with applicable registration rights desire to include, the Holder and such other Company stockholders (except for such Person or Persons, if any, upon whose demand such Company Registration is being made) shall share pro rata in the portion of such offering available to them (the “Available Portion”), with the Holder and each such other Company stockholder entitled to include in such Company Registration and related offering a number of shares of Common Stock equal to the product of (I) the Available Portion and (II) a fraction, the numerator of which is the total number of Warrant Shares which the Holder desires to include in such Company Registration (in the case of the Holder) or the total number of shares of Common Stock which such other Company stockholder desires to include in such Company Registration (in the case of each such other Company stockholder) and the denominator of which is (x) the total of the number of Warrant Shares which the Holder desires to include in such Company Registration plus (y) the total number of shares of Common Stock that such other Company stockholders desire to include in such Company Registration.

C.    Notwithstanding anything contained herein to the contrary, the Holder agrees as follows:

(i)    At any time when a Registration Statement is effective, upon written notice from the Company to the Holder that the Company has determined in good faith that the sale of restricted stock pursuant to the Registration Statement would require disclosure of non-public material information, the Holder shall suspend sales of restricted stock pursuant to such Registration Statement until such time as the Company notifies the Holder that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed; provided, however, such restrictions shall not exceed (a) an aggregate of ninety (90) days in any year, (b) nor more than sixty (60) days during any single period of suspension.

(ii)    Notwithstanding any other provision of this Warrant, in the event that the Company undertakes a primary offering of shares of its unissued Common Stock, which may also include other securities, excluding a primary offering related to an employee benefit plan (a “Primary Offering”), in which all of the shares of restricted stock are not included, the Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by the Holder (except for shares included in the Primary Offering), during the thirty (30) days prior to the commencement of any such Primary Offering and ending ninety (90) days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agrees in writing. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said ninety (90) day period.

(b)	Provisions Applying to All Registrations Under Section 5.

(i)    Selection of Underwriter. Any Company Registration and related offering shall be managed by the Company; the Company shall have the power to select the managing underwriter(s) for such offering, and shall in consultation with the managing underwriter(s) have the power to determine the offering price, the underwriting discounts and commissions, the terms of the underwriting agreement and, the timing of the registration and related offering. To the extent that the Holder participates in a Company Registration and related offering, the Holder shall enter into, and sell its Warrant Shares only pursuant to, the underwriting arranged by the Company, and shall either commit to attend the closing of the offering and take such other actions as may be reasonably necessary to effect the Holder’s participation in the offering and to provide any assurances reasonably requested by the Company and the managing underwriter(s) in that regard, or shall deliver to the Company in custody certificates representing all Warrant Shares to be included in the registration and shall execute and deliver to the Company a custody agreement and a power of attorney, each in form and substance appropriate for the purpose of effecting the Holder’s participation in the Company Registration and related offering and otherwise reasonably satisfactory to the Company. If the Holder disapproves of the features of the Company Registration and related offering, the Holder may withdraw therefrom (in whole or part) by written notice to the Company and the managing underwriter(s) delivered no later than ten days prior to the effectiveness of the applicable registration statement and the Warrant Shares of the Holder shall thereupon be withdrawn from such registration.

(ii)    The Company shall furnish the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Warrant Shares owned by it that are included in such registration;

(iii)    Whenever required to include Warrant Shares in any registration or to effect the registration of any Warrant Shares pursuant to this Warrant, the Company shall, as expeditiously as reasonably possible, prepare and file with the Commission a registration statement with respect to such Warrant Shares and use all commercially reasonable efforts to cause such registration statement to become effective, and use all commercially reasonable efforts to keep such registration statement effective until the earliest of (a) the date as of which all such Warrant Shares have been distributed by the Holder, (b) the date as of which all of the Warrant Shares covered by such registration statement may be sold without restriction pursuant to Rule 144(k)(or any successor thereto) promulgated by the Commission under the Securities Act, and (c) two years after the Exercise Date. In addition, the Company shall use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any of such states or jurisdictions.

(iv)    All expenses, other than underwriting discounts and commissions incurred in connection the registrations contemplated herein, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for each selling the Holder, shall be borne by the Company.

    (c)      Subject to the terms and conditions of this Warrant, the right to cause the Company to register Warrant Shares pursuant to this Warrant may be assigned by the Holder to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least five percent (5%) of the such Holder’s Warrant Shares.

Section 6.	Miscellaneous.

a)  Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 3 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

b)  No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c)  Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d)  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e)  Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f)  Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof, except to the extent that the General Corporation Law of the State of Nevada (excluding any provisions thereof relating to conflict of laws) governs the affairs and operation of the Company. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Dallas, Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Dallas, Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding..

g)  Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h)  Expenses. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i)  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Dallas, Texas time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Dallas, Texas time) on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications are set forth in this Warrant.

j)  Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k)  Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

l)  Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m)  Amendment and Waiver. This Warrant may be modified or amended only with the written consent of the Company and the Holder. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

n)  Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o)  Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first written above.

ZONE MINING LIMITED

By:	/s/ Stephen P. Harrington
Name: Stephen P. Harrington Title: President Address: 111 Presidential Blvd., Suite 165 Bala Cynwyd, PA 19004

NOTICE OF EXERCISE

TO: ZONE MINING LIMITED

(1)  The undersigned hereby elects to purchase ________ Warrant Shares of Zone Mining Limited pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor. The undersigned, and, if applicable, the person or entity identified in subsection 3 above, is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _____________________________________________________________
Signature of Authorized Signatory of Investing Entity: _______________________________________
Name of Authorized Signatory: _________________________________________________________
Title of Authorized Signatory: __________________________________________________________
Date: _____________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:	__________________________

Holder’s Address:	__________________________

__________________________

Signature Guaranteed: ______________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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